                                                                   Exhibit 10.19

       PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR
                             CONFIDENTIAL TREATMENT

March 10, 1999

MEMO TO:    Kevin Keegan
            President, Insurance Services
            InsWeb Corporation

FROM:       Bob Reiner
            Manager, Agency Marketing
            State Farm Insurance Companies

RE:         Year 2000 Compliance

State Farm represents and warrants that it is taking reasonable measures to assure that any potential problems due to the processing of dates will not disrupt its normal business operations.

                                        /s/ Bob Reiner
                                        ----------------------------------------
                                        Bob Reiner


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                  ADDENDUM ONE
                            TO THE SERVICE AGREEMENT
                                    #4727662

The undersigned parties to the Services Agreement, effective October 22, 1997, ("The Agreement") hereby agree to the following modifications of the Agreement:

WHEREAS, The parties entered into the Agreement on October 22, 1997 whereby InsWeb agreed to provide to State Farm certain services for the purpose of promoting, marketing and facilitating the sale of term life insurance on the Internet; and

WHEREAS, The parties entered into an agreement on September 15, 1997 whereby InsWeb agreed to provide to State Farm certain services for the purpose of promoting, marketing and facilitating the sale of auto insurance on the Internet; and

WHEREAS, The parties now want to combine the two agreements into a single agreement and the surviving agreement shall be that agreement entered into on September 15, 1997;

Therefore, the parties agree as follows:

Effective September 15, 1998, the Agreement, # 4727662, shall be combined with the Service Agreement, # 4718921, entered into by and between State Farm and InsWeb on September 15, 1997 and Service Agreement, #4718921, shall be modified on September 15, 1998 to add Exhibit C, Schedule of Term Life Lead Referral Program Services and Fees/

AGREED:

STATE FARM MUTUAL AUTOMOBILE INSURANCE  INSWEB
COMPANY

By: /s/ Ann Baughan                     By: /s/ Kevin Keegan
   --------------------------------        -------------------------------------
Name: Ann Baughan                       Name: Kevin Keegan
     ------------------------------          -----------------------------------
Title: Vice Pres. - Marketing           Title: President, Insurance Services
      -----------------------------           ----------------------------------
Date: 10/14/98                          Date: 10/20/98
     ------------------------------          -----------------------------------


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                               SERVICES AGREEMENT

                                                      Agreement #4727662

This InsWeb Services Agreement (the "Agreement") between InsWeb, a California corporation, whose address is 1875 S. Grant Street, Suite 800, San Mateo, California 94402, and State Farm Mutual Automobile Insurance Company, an Illinois corporation, acting on its behalf and that of its Subsidiaries and Affiliates ("STATE FARM"), a company having its corporate headquarters at One State Farm Plaza, Bloomington, Illinois, 61710, shall be effective according to its terms as of the "Effective Date" (as defined on the signature page hereto). Any capitalized terms not defined in the body of this Agreement are defined in Exhibit "A" attached hereto.

                                   WITNESSETH

WHEREAS, InsWeb has developed and operates an Internet WWW site for the purpose of promoting, marketing and facilitating the sale of insurance and financial services and products; and

WHEREAS, certain services and participation in InsWeb are requested by STATE FARM; and

WHEREAS, InsWeb has agreed to provide such services and participation in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, the parties hereby agree as follows:

1 InsWeb agrees to provide those services to STATE FARM as set forth in Exhibit A, attached hereto and incorporated herein (the "Services"). In exchange for the Services, STATE FARM shall pay to InsWeb the fees as are set forth on Exhibit A. The Set-up fee of $[****] (which is described in Exhibit A, ) is payable within thirty (30) days of the effective date of this agreement.

      Bills for all other fees described in Exhibit A are due and payable by STATE FARM within thirty (30) days of the receipt by STATE FARM of an accurate invoice.

2. Each party shall keep confidential, and not use for any purpose except to perform its respective obligations pursuant to this Agreement, any proprietary, trade secret, business, trade secret, copyright, patent or other such information of the other party, or of any of its vendors, suppliers, independent contractor insurance agents or customers, which it learns as the result of carrying out its obligations thereunder ("Confidential Information"); provided, however, that Confidential Information does not include information that: (a) receiving party can demonstrate was known by receiving party prior to the disclosure thereof by disclosing party; (b) properly came into the possession of receiving party from a third party which was not under any obligation to maintain the confidentiality of such information; (c) has become part of the public domain through no act or fault on the part of the receiving party in breach of this Agreement; or (d) receiving party can demonstrate

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

      was independently developed by or for receiving party without the use of Confidential Information. Each party expressly further agrees that it shall return any such information and copies thereof to the other party upon completion of its duties under this Agreement, or upon the other party's request. The terms of this Section 2 shall survive the termination of this Agreement. The foregoing prohibition on non-disclosure shall not apply to the extent that disclosure of Confidential Information to proper legal and regulatory authorities is required by law or regulation. In the event the receiving party receives a request to disclose all or any part of the Confidential Information under the terms of a valid subpoena or order issued by a court of competent jurisdiction or by a governmental body, the receiving party agrees to: (a) notify the disclosing party promptly of such request; (b) provide the disclosing party with reasonable assistance in obtaining an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information that the disclosing party so designates. The parties acknowledge that a breach of this Section would cause irreparable harm to the disclosing party, which would not have an adequate remedy at law, and agree that such party may seek equitable relief.

3. InsWeb represents and warrants that it has the ability and expertise to perform its responsibilities hereunder and shall perform the Services in a professional and workmanlike manner. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INSWEB MAKES NO OTHER WARRANTIES EITHER EXPRESS OR IMPLIED, AS TO THE SERVICES, MATERIALS, OR INFORMATION PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

4. The parties expressly agree that the InsWeb shall be an independent contractor for all purposes in the performance of this Agreement and that none of its employees or agents shall be considered an employee of STATE FARM for any purpose.

5. The parties agree the HTML content of STATE FARM's CARRIER SCREEN and CARRIER INFORMATION shall be developed specifically for STATE FARM by InsWeb and shall be considered a "Work Made for Hire". Such content shall be the sole and absolute property of STATE FARM and STATE FARM reserves all rights of ownership, including but not limited to copyright and other proprietary rights. Except for STATE FARM's ownership of the content of the foregoing carrier screen and carrier information, the parties agree InsWeb shall acquire no ownership or intellectual property rights in the form or content of carrier screen and/or carrier information by virtue of its posting on the InsWeb Site, nor shall STATE FARM acquire any rights in the form or content of the InsWeb Site or any information posted thereon other than STATE FARM's own information.

6.    a.    InsWeb expressly agrees, anything herein to the contrary
            notwithstanding, that it shall indemnify, defend and hold
            STATE FARM fully harmless against any loss, damages, claims or expenses of any kind whatsoever, including costs and

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

            reasonable attorneys' fees, which STATE FARM shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by InsWeb, its employees or agents in the performance of this Agreement while on STATE FARM's premises.

      b. STATE FARM expressly agrees, anything herein to the contrary notwithstanding, that it shall indemnify, defend and hold InsWeb fully harmless against any loss, damages, claims or expenses of any kind whatsoever, including costs and reasonable attorneys' fees, which InsWeb shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by STATE FARM or its employees in the performance of this Agreement while on InsWeb premises.

      c. In the event of an indemnifiable event, either party shall give prompt notice of any such claim to the other party, and the indemnifying party shall have the right and obligation to control and direct the investigation, defense and settlement of each such claim. The indemnified party shall reasonably cooperate in connection with the foregoing. The rights and obligations of the parties pursuant to this Section 7 shall survive any termination or expiration of this Agreement.

7. The Term of this Agreement shall be as set forth in Exhibit A and shall be to run for an initial period of six months from date of execution. If either party neglects or fails to perform any of its material obligations under this Agreement and such failure continues for a period in excess of thirty (30) days after written notice thereof from the non-breaching party (containing a reasonably detailed statement of the alleged failure to perform), the nonbreaching party shall have the right to terminate this Agreement immediately upon further written notice to the breaching party. During any notice and cure period, both parties shall continue to be bound by all the terms and conditions of this Agreement.

8. Anything in the Agreement to the contrary notwithstanding, neither party may delegate or assign its rights or duties under the Agreement to any other entity, including an entity which affiliates or merges with or acquires such party, except when such delegation or assignment is approved in advance by the other party in writing, which approval such approving party may in its sole discretion grant or deny.

9. EXCEPT TO THE EXTENT OF ITS APPLICABLE INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTIONS 6 AND 12, UNDER NO CIRCUMSTANCES WHATSOEVER SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, CIRCUMSTANTIAL, OR INCIDENTAL DAMAGES, LOSS OF PROFITS OR REVENUE, LOSS OF DATA, OR INTERRUPTION OF BUSINESS OF ANY KIND WHATSOEVER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF THE

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

      POSSIBILITY OF OR COULD HAVE FORESEEN SUCH DAMAGES. FURTHER, EXCEPT TO THE EXTENT OF ITS APPLICABLE INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTIONS 6 AND 12, IN NO EVENT WHATSOEVER SHALL EITHER PARTY'S LIABILITY FOR DIRECT DAMAGES TO THE OTHER PARTY FOR ANY OTHER REASON WHATSOEVER EXCEED IN THE AGGREGATE THE SUM OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000). THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO THE COMPENSATION PAYABLE UNDER THIS AGREEMENT.

10. It is expressly agreed that if either party, on any occasion, fails to perform any term of this Agreement, and the other party does not enforce that term, the failure to enforce on that occasion shall not constitute a waiver of that term by the other party. A waiver of any provision of the Agreement or any right or obligations of either party hereunder shall be effective only to the extent provided to a writing signed and delivered by the party waiving compliance.

11. Anything in the Agreement to the contrary notwithstanding, under no circumstances whatsoever shall STATE FARM pay any taxes which it does not customarily pay in transactions of the nature set forth in the Agreement. Under no circumstances whatsoever shall STATE FARM be liable for any penalties, fines or other such charges incurred due to the failure of InsWeb to timely pay when due any taxes owed by it under the Agreement.

12. Anything in the Agreement to the contrary notwithstanding, each party at its own expense shall defend, indemnify and hold the other fully harmless against any action asserted against such party (and specifically including costs and reasonable attorneys' fees associated with any such action) to the extent that it is based on a claim that any materials, content or services provided by the indemnifying party under this Agreement infringe upon any patent, copyright, license or other property right or proprietary right of any third party (as used in this Section 12, a "claim of infringement"). Either party shall promptly notify the other in writing of any such claim. If as a result of any claim of infringement, the indemnified party is enjoined from using the materials, content or services, or if the indemnifying party believes that such materials, content or services are likely to become the subject of a claim of infringement, the indemnifying party at its option and expense may procure the right for the indemnified party to continue to use the materials, content or services, or replace or modify the materials, content or services so as to make such non-infringing. The rights and obligations of the parties pursuant to this Section 12 shall survive any termination or expiration of this Agreement so long as such replacement or modification shall not materially degrade the performance rendered to the indemnified party pursuant to this Agreement. a party shall not have any liability under this Section to the extent the claim of infringement is caused by the party seeking indemnification hereunder.

13. Neither party shall be liable for any delays in performance hereunder due to unforeseen circumstances beyond its control including, but not limited to, acts of nature, fire, flood,

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

      acts of governments, delays in transportation, and delays in delivery or inability of suppliers to deliver. In such event, this Agreement shall remain valid and the rights and obligations it sets forth shall be resumed when such party shall again be able to perform its obligations, however, in such event the parties hereby mutually agree on an outside limitation date. not in excess of sixty days. If such party is unable to resume the performance of its obligations within such period, then either party shall have the option to terminate this Agreement by so notifying the other party in writing.

14. This Agreement together with the Exhibit hereto shall be an Agreement binding upon each of the parties hereto, their successors and, to the extent permitted, their assigns. This Agreement shall be effective upon written execution by both parties. This Agreement shall be governed by the laws of the State of Illinois without regard to its conflict of laws procedures. This Agreement cannot be amended or otherwise modified except as agreed to in writing by each of the parties hereto. This Agreement and the exhibit represent the sole Agreement between the parties and supersedes and merges any prior Agreement, oral or written between the parties with respect to the subject matter hereof, including but not limited to any letters of intent and confidentiality agreements. Any additional or different terms in the parties communications, whether acknowledgments, invoices or otherwise, are hereby deemed to be material alterations and notice of objection to them and rejection of them is hereby given. The headings used in this Agreement are for convenience only and shall not be considered in its interpretation.

15. [****] expressly agrees that it shall not disclose or otherwise identify [****] or any of its subsidiaries or affiliates orally or in any of [****]'s advertising, publications or other media which are displayed or disseminated to [****]'s customers or other parties. The foregoing shall not apply to (i) [****]'s including [****] as specified in this Agreement; or (ii) a one time single-issuance initial press release by [****], subject to [****]'s advance written approval, announcing [****] under this Agreement. This section shall survive the termination or expiration of this Agreement.

16. Except as otherwise specified herein, all notices, demand or communications required hereunder shall be in writing and delivered personally, or sent either by the equivalent of U.S. certified mail, postage prepaid return receipt requested or by overnight delivery air courier (e.g., Federal Express) to the parties at their respective addresses set forth on the signature page hereto. All notices, requests, demands, or communications shall be deemed effective immediately upon the earlier of personal delivery, or four days following deposit in the mails as set forth above, or one business day following deliver tot he overnight delivery air courier in accordance with this Section. The parties may change their respective addresses for notification of five days advance written notice pursuant to the procedures set forth in this Section.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

17. Each party shall, at its own expense, comply with any applicable governmental law, statute, ordinance, administrative order, rule, or regulation relating to its business or its duties, obligations and performance under this Agreement, shall procure and maintain in force all governmental licenses and pay all fees and other charges required thereby, including but not limited to STATE FARM's obligation to obtain regulatory approval for the terms and conditions of its applications, policies, endorsements, forms and advertising, and shall cooperate to the extent reasonably necessary to enable the other party hereto to comply with applicable law or regulations, or the reasonable requirements, requests or investigations of proper regulatory authorities.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

IN WITNESS WHEREOF, InsWeb and STATE FARM have caused this Agreement to be executed by their respective, duly authorized officers. This Agreement shall become binding upon the execution and delivery of both parties, and be deemed effective as of the below Effective Date.

Effective Date:

INSWEB                                  STATE FARM MUTUAL  AUTOMOBILE
                                        INSURANCE COMPANY
                                        One State Farm Plaza
                                        Bloomington, IL  61710
INSWEB
1875 S. Grant Street
San Mateo, CA  94402

      /s/ Darrell J. Ticehurst                /s/ G. Mons Schrantz
-----------------------------------     ----------------------------------------
Signature                               Signature

        Darrell J. Ticehurst                    G. Mons Schrantz
-----------------------------------     ----------------------------------------
Printed or Typed Name                   Printed or Typed Name

        President                               Vice President - Marketing
-----------------------------------     ----------------------------------------
Title                                   Title

      October 15, 1997                        October 22, 1997
-----------------------------------     ----------------------------------------
Date                                    Date

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                    EXHIBIT A

                                     [****]


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                 ADDENDUM THREE
                            TO THE SERVICE AGREEMENT
                                    #4718921

      The undersigned parties to the Services Agreement, effective September 15, 1997, ("The Agreement") hereby agree to the following modifications of the
Agreement:

      Deleted Exhibits:
      -----------------
      Exhibit A-2, Schedule of Auto Lead Referral Program Services and Fees; Exhibit B-1, Schedule of Homeowners Lead Referral Program Services and Fees; and
      Exhibit C, Schedule of Term Life Lead Referral Program Services and Fees.

      The deleted schedules are replaced by Exhibit A-3, Schedule of Lead Referral Program Services and Fees, which is attached hereto and incorporated herein. Exhibit A-3 shall be effective for the period beginning [****] and ending [****], unless extended by the Parties.

      This Amendment shall be effective on the date the second of the two parties to sign executes this Amendment below.


AGREED:

STATE FARM MUTUAL                       INSWEB CORPORATION
AUTOMOBILE INSURANCE COMPANY            901 Marshall Street
1 State Farm Plaza                      Redwood City, CA  94063
Bloomington, IL  61710

By:      /s/ Charles R. Wright          By:      /s/ Kevin Keegan
   --------------------------------        -------------------------------------
Name:    Charles R. Wright              Name:    Kevin Keegan
     ------------------------------          -----------------------------------
Title:   Ex. V.P. Mkting.               Title:   President, Insurance Services
      -----------------------------           ----------------------------------
Date:    5/7/99                         Date:    5/6/99
     ------------------------------          -----------------------------------

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                   EXHIBIT A-3
                        SCHEDULE OF LEAD REFERRAL PROGRAM
                                SERVICES AND FEES

SERVICES
InsWeb will present STATE FARM information within the InsWeb site, to be used in conjunction with the promotion of an insurance quotation. When a consumer elects to send their Request For Quote form to STATE FARM, InsWeb will capture consumer data and forward to STATE FARM by e-mail for quoting. STATE FARM will develop a rate quote and convey the quote to the consumer within [****].

Term
----
The Term of the Services Agreement between STATE FARM and InsWeb, #4718921, shall be for the one-year period beginning May 1, 1999 through May 1, 2000. The contract will not be terminated by either party except for cause.

Product Participation
---------------------
InsWeb will provide STATE FARM with participatory access to its Personal Auto, Homeowners/Renters, and Term Life Products.

Lead Delivery
-------------
InsWeb will deliver each lead by e-mail to STATE FARM in a standard text format. InsWeb will develop the capability for a consumer to select a STATE FARM agent for quote request information review and proposal presentation.

Delivery Location
-----------------
InsWeb will deliver each lead to the e-mail address corresponding to the selected agent. STATE FARM Agent Locator database to reside on InsWeb's server. The parties agree to enforce the "Agent three strikes" program.

HTML Design
-----------
InsWeb will present STATE FARM's logo to the "Offline Quotes" page. The logo is linked to a STATE FARM specific page, designed by InsWeb, providing STATE FARM value proposition and agent selection process.

Statistical Reporting
---------------------
InsWeb will provide STATE FARM with [****] statistics regarding consumer traffic on the InsWeb Site.

E-mail Lead Referral Evaluation
-------------------------------
InsWeb will filter leads to STATE FARM by line of business and state.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                 CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

Instant Quoting
---------------
Should STATE FARM so choose, InsWeb will include STATE FARM in its instant quoting capability.

[****]

Carrier Transaction Site
------------------------
The InsWeb Program, modified to show only STATE FARM branding [****], and to remove references and features for multiple carriers, is included in the services and licenses provided.

[****]

FEES
Fees charged to STATE FARM will not exceed [****].

Transaction Fees:
-----------------
E-mail leads:  All Products     [****] per lead billed and payable monthly.

Maintenance Fees:
-----------------
All Products combined           [****] per month, billed and payable monthly.

Other Fees
----------
Instant Quoting                 [****]

[****]

Carrier Transaction Site        Non-exclusive License to use CTS capabilities,
                                but not to source or object code, granted for the term of the Agreement at [****].

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                  ADDENDUM TWO
                            TO THE SERVICE AGREEMENT
                                    #4718921

The undersigned parties to the Services Agreement, effective September 15, 1997, ("The Agreement") hereby agree to the following modifications of the Agreement:

Exhibits
--------
Effective September 15, 1998, Exhibit A-1 to the Agreement shall be deleted in its entirety and shall be replaced by Exhibit A-2, Schedule of Auto Lead Referral Program Services and Fees, Exhibit B to the Agreement shall be deleted in its entirety and shall be replaced by Exhibit B-1, Schedule of Homeowners Lead Referral Program Services and Fees, and Exhibit C, Schedule of Term Life Lead Referral Program Services and Fees shall be added to the Agreement (the "Exhibits") which are attached hereto and incorporated herein. The Exhibits shall be effective for the period beginning [****] and ending [****], unless extended by the Parties.

AGREED:

STATE FARM MUTUAL AUTOMOBILE            INSWEB
INSURANCE COMPANY

By:   /s/ Ann Baughan                   By:    /s/ Kevin Keegan
   --------------------------------        -------------------------------------
Name:  Ann Baughan                      Name:  Kevin Keegan

Title: Vice Pres. - Marketing           Title: President, Insurance Services

Date:  October 14, 1998                 Date:  October 20, 1998


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                   EXHIBIT A-2

                                     [****]


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                  SCHEDULE B-1

                                    [****]


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                   SCHEDULE C

                                    [****]


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                  ADDENDUM ONE
                            TO THE SERVICE AGREEMENT
                               AGREEMENT #4718921

The undersigned parties to the InsWeb Services Agreement, effective September 15, 1997, ("The Agreement") hereby agree to the following modifications of the
Agreement:

Exhibit A
---------
Effective March 15, 1998 Exhibit A to the Agreement shall be deleted in its entirety and shall be replaced by Exhibit A-1, Schedule of Auto Lead Referral Program Services and Fees and Exhibit B, Schedule of Homeowners Lead Referral Program Services and Fees, (the "Exhibits") which are attached hereto and incorporated herein. The Exhibits shall be effective for the period beginning March 15, 1998 and ending September 14, 1998, unless extended by the Parties.

AGREED:

STATE FARM MUTUAL AUTOMOBILE            INSWEB
INSURANCE COMPANY

By:   /s/ Leon C. Maxwell               By:   /s/ Kevin Keegan
   --------------------------------        -------------------------------------
Name:  Leon C. Maxwell                  Name:  Kevin Keegan

Title:  Agency Operations VP            Title:  President, Property & Casualty

Date:  March 12, 1998                   Date:   February 25, 1997


[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                   Exhibit A-1

                                    [****]

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                    Exhibit B

                                    [****]



[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                               SERVICES AGREEMENT

                                                              Agreement #4718921

      This InsWeb Services Agreement (the "Agreement") between InsWeb, a California corporation, whose address is 1875 S. Grant Street, Suite 800, San Mateo, California 94402, and State Farm Mutual Automobile Insurance Company, an Illinois corporation, acting on its behalf and that of its Subsidiaries and Affiliates ("STATE FARM"), a company having its corporate headquarters at One State Farm Plaza, Bloomington, Illinois, 61710, shall be effective according to its terms as of the "Effective Date" (as defined on the signature page hereto). Any capitalized terms not defined in the body of this Agreement are defined in Exhibit "A" attached hereto.

                                   WITNESSETH

      WHEREAS, InsWeb has developed and operates an Internet WWW site for the purpose of promoting, marketing and facilitating the sale of insurance and financial services and products; and

      WHEREAS, certain services and participation in InsWeb are requested by STATE FARM; and

      WHEREAS, InsWeb has agreed to provide such services and participation in accordance with the terms and conditions of this Agreement.

      NOW THEREFORE, the parties hereby agree as follows:

1. InsWeb agrees to provide those services to STATE FARM as set forth in Exhibit A, attached hereto and incorporated herein (the "Services"). In exchange for the Services, STATE FARM shall pay to InsWeb the fees as are set forth on Exhibit A. The Set-up fee of $[****] and the Flat fee of $[****] (which are both described in Exhibit A, Paragraph 5) are payable within thirty (30) days of the effective date of this agreement.

      Bills for all other fees described in Exhibit A are due and payable by STATE FARM within thirty (30) days of the receipt by STATE FARM of an accurate invoice.

      2. Each party shall keep confidential, and not use for any purpose except to perform its respective obligations pursuant to this Agreement, any proprietary, trade secret, business, trade secret, copyright, patent or other such information of the other party, or of any of its vendors, suppliers, independent contractor insurance agents or customers, which it learns as the result of carrying out its obligations thereunder ("Confidential Information"); provided, however, that Confidential Information does not include information that: (a) receiving party can demonstrate was known by receiving party prior to the disclosure thereof by disclosing party; (b) properly came into the possession of receiving party from a third party which was not under any obligation to maintain the confidentiality of such information; (c) has become part of the public domain through no act or fault on the part of the receiving party in breach of this Agreement; or (d) receiving party can demonstrate was independently developed by or for

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.


                                       1
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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

receiving party without the use of Confidential Information. Each party expressly further agrees that it shall return any such information and copies thereof to the other party upon completion of its duties under this Agreement, or upon the other party's request. The terms of this Section 2 shall survive the termination of this Agreement. The foregoing prohibition on non-disclosure shall not apply to the extent that disclosure of Confidential Information to proper legal and regulatory authorities is required by law or regulation. In the event the receiving party receives a request to disclose all or any part of the Confidential Information under the terms of a valid subpoena or order issued by a court of competent jurisdiction or by a governmental body, the receiving party agrees to: (a) notify the disclosing party promptly of such request; (b) provide the disclosing party with reasonable assistance in obtaining an order or other reliable assurance that confidential treatment will be accorded to such portion of the Confidential Information that the disclosing party so designates. The parties acknowledge that a breach of this Section would cause irreparable harm to the disclosing party, which would not have an adequate remedy at law, and agree that such party may seek equitable relief.

      3. InsWeb represents and warrants that it has the ability and expertise to perform its responsibilities hereunder and shall perform the Services in a professional and workmanlike manner. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INSWEB MAKES NO OTHER WARRANTIES EITHER EXPRESS OR IMPLIED, AS TO THE SERVICES, MATERIALS, OR INFORMATION PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

      4. The parties expressly agree that the InsWeb shall be an independent contractor for all purposes in the performance of this Agreement and that none of its employees or agents shall be considered an employee of STATE FARM for any purpose.

      5. The parties agree the HTML content of STATE FARM's CARRIER SCREEN and CARRIER INFORMATION shall be developed specifically for STATE FARM by InsWeb and shall be considered a "Work Made for Hire". Such content shall be the sole and absolute property of STATE FARM and STATE FARM reserves all rights of ownership, including but not limited to copyright and other proprietary rights. Except for STATE FARM's ownership of the content of the foregoing carrier screen and carrier information, the parties agree InsWeb shall acquire no ownership or intellectual property rights in the form or content of carrier screen and/or carrier information by virtue of its posting on the InsWeb Site, nor shall STATE FARM acquire any rights in the form or content of the InsWeb Site or any information posted thereon other than STATE FARM's own information.

      6. a. InsWeb expressly agrees, anything herein to the contrary notwithstanding, that it shall indemnify, defend and hold STATE FARM fully harmless against any loss, damages, claims or expenses of any kind whatsoever, including costs and reasonable attorneys' fees, which STATE FARM shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by InsWeb, its employees or agents in the performance of this Agreement while on STATE FARM's premises.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                       2
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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

         (b) STATE FARM expressly agrees, anything herein to the contrary notwithstanding, that it shall indemnify, defend and hold InsWeb fully harmless against any loss, damages, claims or expenses of any kind whatsoever, including costs and reasonable attorney's fees, which InsWeb shall incur to the extent caused by or arising from the negligent acts of, or negligent failure to act by STATE FARM or its employees in the performance of this Agreement while on InsWeb premises.

         (c) In the event of an indemnifiable event, either party shall give prompt notice of any such claim to the other party, and the indemnifying party shall have the right and obligation to control and direct the investigation, defense and settlement of each such claim. The indemnified party shall reasonably cooperate in connection with the foregoing. The rights and obligations of the parties pursuant to this Section 7 shall survive any termination or expiration of this Agreement.

      7. The Term of this Agreement shall be as set forth in Exhibit A and shall be to run for an initial period of six months from date of execution. If either party neglects or fails to perform any of its material obligations under this Agreement and such failure continues for a period in excess of thirty (30) days after written notice thereof from the non-breaching party (containing a reasonably detailed statement of the alleged failure to perform), the nonbreaching party shall have the right to terminate this Agreement immediately upon further ,written notice to the breaching party. During any notice and cure period, both parties shall continue to be bound by all the terms and conditions of this Agreement.

      8. Anything in the Agreement to the contrary notwithstanding, neither party may delegate or assign its rights or duties under the Agreement to any other entity, including an entity which affiliates or merges with or acquires such party, except when such delegation or assignment is approved in advance by the other party in writing, which approval such approving party may in its sole discretion grant or deny.

      9. EXCEPT TO THE EXTENT OF ITS APPLICABLE INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTIONS 6 AND 12, UNDER NO CIRCUMSTANCES WHATSOEVER SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, CIRCUMSTANTIAL, OR INCIDENTAL DAMAGES, LOSS OF PROFITS OR REVENUE, LOSS OF DATA, OR INTERRUPTION OF BUSINESS OF ANY KIND WHATSOEVER IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF OR COULD HAVE FORESEEN SUCH DAMAGES. FURTHER, EXCEPT TO THE EXTENT OF ITS APPLICABLE INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTIONS 6 AND 12, IN NO EVENT WHATSOEVER SHALL EITHER PARTY'S LIABILITY FOR DIRECT DAMAGES TO THE OTHER PARTY FOR ANY OTHER REASON WHATSOEVER EXCEED IN THE AGGREGATE THE SUM OF TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00).

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                       3
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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO THE COMPENSATION PAYABLE UNDER THIS AGREEMENT.

      10. It is expressly agreed that if either party, on any occasion, fails to perform any term of this Agreement, and the other party does not enforce that term, the failure to enforce on that occasion shall not constitute a waiver of that term by the other party. A waiver of any provision of the Agreement or any right or obligations of either party hereunder shall be effective only to the extent provided to a writing signed and delivered by the party waiving compliance.

      11. Anything in the Agreement to the contrary notwithstanding, under no circumstances whatsoever shall STATE FARM pay any taxes which it does not customarily pay in transactions of the nature set forth in the Agreement. Under no circumstances whatsoever shall STATE FARM be liable for any penalties, fines or other such charges incurred due to the failure of InsWeb to timely pay when due any taxes owed by it under the Agreement.

      12. Anything in the Agreement to the contrary notwithstanding, each party at its own expense shall defend, indemnify and hold the other fully harmless against any action asserted against such party (and specifically including costs and reasonable attorney's fees associated with any such action) to the extent that it is based on a claim that any materials, content or services provided by the indemnifying party under this Agreement infringe upon any patent, copyright, license or other property right or proprietary right of any third party (as used in this Section 12, a "claim of infringement"). Either party shall promptly notify the other in writing of any such claim. If as a result of any claim of infringement, the indemnified party is enjoined from using the materials, content or services, or if the indemnifying party believes that such materials, content or services are likely to become the subject of a claim of infringement, the indemnifying party at its option and expense may procure the right for the indemnified party to continue to use the materials, content or services, or replace or modify the materials, content or services so as to make such non-infringing. The rights and obligations of the parties pursuant to this
Section 12 shall survive any termination or expiration of this Agreement so long as such replacement or modification shall not materially degrade the performance rendered to the indemnified party pursuant to this Agreement. A party shall not have any liability under this Section to the extent the claim of infringement is caused by the party seeking indemnification hereunder.

      13. Neither party shall be liable for any delays in performance hereunder due to unforeseen circumstances beyond its control including, but not limited to, acts of nature, fire, flood, acts of governments, delays in transportation, and delays in delivery or inability of suppliers to deliver. In such event, this Agreement shall remain valid and the rights and obligations it sets forth shall be resumed when such party shall again be able to perform its obligations, however, in such event the parties hereby mutually agree on an outside limitation date not in excess of sixty days. If such party is unable to resume the performance of its obligations within such period, then either party shall have the option to terminate this Agreement by so notifying the other party in writing.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

      14. This Agreement together with the Exhibit hereto shall be an Agreement binding upon each of the parties hereto, their successors and, to the extent permitted, their assigns. This Agreement shall be effective upon written execution by both parties. This Agreement shall be governed by the laws of the State of Illinois without regard to its conflict of laws procedures. This Agreement cannot be amended or otherwise modified except as agreed to in writing by each of the parties hereto. This Agreement and the exhibit represent the sole Agreement between the parties and supersedes and merges any prior Agreement, oral or written between the parties with respect to the subject matter hereof, including but not limited to any letters of intent and confidentiality agreements. Any additional or different terms in the parties communications, whether acknowledgments, invoices or otherwise, are hereby deemed to be material alterations and notice of objection to them and rejection of them is hereby given. The headings used in this Agreement are for convenience only and shall not be considered in its interpretation.

      15. [****] expressly agrees that it shall not disclose or otherwise identify [****] or any of its subsidiaries or affiliates orally or in any of [****]'s advertising, publications or other media which are displayed or disseminated to [****]'s customers or other parties. The foregoing shall not apply to (i) [****]'s including [****] as specified in this Agreement; or
(ii) a one time single-issuance initial press release by [****], subject to [****]'s advance written approval, announcing [****] under this Agreement. This section shall survive the termination or expiration of this Agreement.

      16. Except as otherwise specified herein, all notices, demand or communications required hereunder shall be in writing and delivered personally, or sent either by the equivalent of U.S. certified mail, postage prepaid return receipt requested or by overnight delivery air courier (e.g., Federal Express) to the parties at their respective addresses set forth on the signature page hereto. All notices, requests, demands, or communications shall be deemed effective immediately upon the earlier of personal delivery, or four days following deposit in the mails as set forth above, or one business day following deliver to the overnight delivery air courier in accordance with this Section. The parties may change their respective addresses for notification of five days advance written notice pursuant to the procedures set forth in this Section.

      17. Each party shall, at its own expense, comply with any applicable governmental law, statute, ordinance, administrative order, rule, or regulation relating to its business or its duties, obligations and performance under this Agreement, shall procure and maintain in force all governmental licenses and pay all fees and other charges required thereby, including but not limited to STATE FARM's obligation to obtain regulatory approval for the terms and conditions of its applications, policies, endorsements, forms and advertising, and shall cooperate to the extent reasonably necessary to enable the other party hereto to comply with applicable law or regulations, or the reasonable requirements, requests or investigations of proper regulatory authorities.

      IN WITNESS WHEREOF, InsWeb and STATE FARM have caused this Agreement to be executed by their respective, duly authorized officers. This Agreement shall become binding

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                       5
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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

upon the execution and delivery of both parties, and be deemed effective as of the below Effective Date.

Effective Date:

INSWEB                                  STATE FARM MUTUAL AUTOMOBILE INSURANCE
1875 S. Grant Street                    COMPANY
San Mateo, CA 94402                     One State Farm Plaza
                                        Bloomington, IL  61710

 /s/ Hussein A. Enan                     /s/ Ann Baughan
-----------------------------------     ----------------------------------------
Signature                               Signature

Hussein A. Enan                         Ann Baughan
-----------------------------------     ----------------------------------------
Printed or Typed Name                   Printed or Typed Name

Chairman & CEO                          Asst. Vice Pres. - Marketing
--------------------------------------- -----------------------------
Title                                   Title

August 15, 1997                         August 23, 1997
--------------------------------------- ----------------
Date                                    Date

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

                                       6
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                               CONFIDENTIAL TREATMENT REQUESTED -- EDITED COPY

                                    EXHIBIT A

[****]



[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.